UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2008

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 21, 2008, SIRVA Worldwide, Inc. (as debtor and debtor-in-possession, the “Borrower”), SIRVA, Inc. (the “Company”), CMS Holding, LLC, RS Acquisition Holding, LLC, RS Acquisition, LLC and all of the wholly-owned direct and indirect domestic subsidiaries of the Borrower, each as debtor and debtor-in-possession (together with the Borrower, collectively, the “Debtors”) and JPMorgan Chase Bank, N.A. (“JPMCB”), as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and a syndicate of financial institutions (including JPMCB, the “DIP Lenders”) entered into a First Amendment of the Credit and Guarantee Agreement (the “Amendment”).  The Amendment amended certain terms and conditions of the Credit and Guarantee Agreement, dated February 6, 2008, by and among the Company, the Debtors, JPMCB, J.P. Morgan Securities Inc. and the DIP Lenders (as amended, collectively, the “DIP Facility”).  For a detailed description of the DIP Facility, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 11, 2008, which is incorporated herein by reference.

Among other matters, the Amendment permits the Borrower and its subsidiaries to consummate the previously disclosed agreement to sell 100 shares of SIRVA Group Holdings Limited and 14,000,000 shares of SIRVA Ireland Limited pursuant to the Share Purchase Agreement (the “Share Agreement”) dated March 2, 2008, by and among North American International Holding Corporation, a Delaware corporation, NA (UK) Limited Partnership, and NA (UK) GP Limited, each a wholly-owned subsidiary of the Company (North American International Holding Corporation, a Delaware corporation, NA (UK) Limited Partnership, and NA (UK) GP Limited collectively, the “Share Sellers”) and Picot Limited and Irving Holdings Limited, each a company incorporated in Jersey (Picot Limited and Irving Holdings Limited collectively, the “Share Buyers”).  For a detailed description of the Share Agreement, please refer to the Company’s Current Report on Form 8-K filed on March 6, 2008 (the “March 6 Form 8-K”), which is incorporated herein by reference.

The foregoing description of the Amendment is qualified in its entirety by reference to the actual terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 27, 2008, the Company completed the sale, pursuant to the Share Agreement, of its moving services operations in the United Kingdom and the Republic of Ireland (the “UK Sale”).  The information disclosed in Item 1.01 of the March 6 Form 8-K is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 (other than the incorporation by reference of the Company’s February 11, 2008 and March 6, 2008 Forms 8-K) and in Exhibit 10.1 is incorporated herein by reference.

Item 8.01  Other Events.

On March 27, 2008, the Company issued a press release announcing that it had completed the UK Sale.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(b)                               Pro Forma Financial Information

Pursuant to the instructions for this item, pro forma financial information related to the UK Sale is required not later than 71 calendar days after the date of this Current Report on Form 8-K.

(d)                               Exhibits

10.1                           First Amendment of the Credit and Guarantee Agreement, dated as of March 21, 2008, among SIRVA Worldwide, Inc., SIRVA, Inc., CMS Holding, LLC, RS Acquisition Holding, LLC, RS Acquisition, LLC and all of the wholly-owned direct and indirect domestic subsidiaries of SIRVA Worldwide, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., and a syndicate of financial institutions.

99.1                           Press Release dated March 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 27, 2008

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

10.1

First Amendment of the Credit and Guarantee Agreement, dated as of March 21, 2008, among SIRVA Worldwide, Inc., SIRVA, Inc., CMS Holding, LLC, RS Acquisition Holding, LLC, RS Acquisition, LLC and all of the wholly-owned direct and indirect domestic subsidiaries of SIRVA Worldwide, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., and a syndicate of financial institutions.

99.1	Press Release dated March 27, 2008